UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

WALGREENS BOOTS ALLIANCE, INC.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

This Schedule 14A relates solely to communications made after furnishing security holders of Walgreens Boots Alliance, Inc. (the “Company”) with a definitive proxy statement and a transaction statement on Schedule 13E-3 related to a proposed transaction with Blazing Star Parent, LLC, a Delaware limited liability company (“Parent”), and Blazing Star Merger Sub, Inc., a Delaware corporation (“Merger Sub”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of March 6, 2025, by and among the Company, Parent and Merger Sub.

WBA Proxy Statement Team Member Q&A

1.	What is a proxy statement?

•	WBA is required to obtain shareholder approval for its pending transaction with Sycamore.

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In order to obtain shareholder approval, WBA must file a proxy statement with the United States Securities and Exchange Commission (SEC) that provides relevant information about the transaction so shareholders may make an informed vote.

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Specifically, the proxy statement is filed in connection with the process to solicit shareholder votes at WBA’s upcoming Special Meeting, to be held on July 11, 2025 at 8:30 AM CT, to approve the pending transaction.

2.	What is the difference between a “preliminary” proxy statement and a “definitive” proxy statement?

•	As you may recall, we filed a “preliminary” proxy statement with the SEC in April. A proxy statement is preliminary when it hasn’t yet been cleared by the SEC.

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The “definitive” proxy statement is identical in most respects to the preliminary proxy statement but populates information left blank in the preliminary proxy, such as when the shareholder vote will be held. It also includes additional and/or revised disclosures requested by the SEC during the SEC preliminary proxy comment process.

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A definitive proxy statement has been cleared by the SEC to use in connection with WBA’s Special Meeting for shareholders to vote on the transaction. It is mailed to shareholders to let them know what will be voted on at the Special Meeting and solicit their vote.

3.	What does filing the definitive proxy statement mean for me?

•	The filing has no impact on our team members, our work or our status as a public company for now.

•	Filing the definitive proxy statement is a standard procedural step toward completing the transaction.

•	We expect the transaction to close in the third or fourth quarter of calendar year 2025.

•	If you own shares of WBA, we encourage you to vote “FOR” each proposal and submit your vote.

4.	When is the Special Meeting?

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The Special Meeting will be held on July 11, 2025 at 8:30 AM CT via a live audio webcast at www.virtualshareholdermeeting.com/WBA2025SM. Shareholders will not be able to attend the Special Meeting in person.

5.	How quickly following the Special Meeting will we know the results of the vote?

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We plan to announce preliminary voting results at the Special Meeting and we will publish final voting results from the Special Meeting in a Current Report on Form 8-K to be filed with the SEC in the days following the Special Meeting.

6.	Does receiving WBA shareholder approval mean the transaction is completed?

•	No, shareholder transaction approval is only one step, albeit an important step, toward completing the transaction.

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Assuming the transaction is approved following the Special Meeting, WBA will still need to receive all necessary regulatory approvals and satisfy the other customary closing conditions to formally close the transaction.

7.	When is the transaction expected to close?

•	The transaction is currently expected to close in the third or fourth quarter of calendar year 2025.

8.	Why do you now expect that the transaction could be complete by the end of the third quarter in calendar year 2025 instead of the end of the year?

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Our expectation is that the transaction could close in the third or fourth quarter of calendar year 2025. This expanded time frame reflects the continued progress we are making towards closing the transaction.

•	In the meantime, there are no changes to your roles and responsibilities, and we ask you continue to do what you do best and remain focused on delivering for our customers.

9.	If the deal with Sycamore does not close, is WBA confident in its ability to operate as an independent company?

•	We are confident in and excited about the transaction with Sycamore and are committed to seeing it through to completion.

•	The WBA Board and management team remain focused on this business, its turnaround, our team and to closing the transaction.

•	Importantly, we are operating as usual. We ask that you continue to do what you do best – serving our customers, patients and communities.

10.	What are the next steps related to the transaction?

•	In addition to obtaining shareholder approval, we are working to receive all necessary regulatory approvals and satisfy the other customary closing conditions.

•	The transaction is expected to close in the third or fourth quarter of calendar year 2025.

11.	What am I supposed to do now if I’m a shareholder?

•	If you are a WBA shareholder, please visit https://investor.walgreensbootsalliance.com/sycamore-transaction for additional instructions.

12.	Do I need to attend the Special Meeting to vote my shares?

•	You do not need to virtually attend the Special Meeting in order to vote your shares. However, all shareholders are welcome to attend the meeting virtually.

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To vote your shares, please refer to the instructions in the proxy card that you’ll receive in the mail ahead of the Special Meeting, along with the proxy statement. You can vote online, by telephone or by mail.

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If you hold your shares through a bank, broker or other nominee, you are a beneficial owner of shares of WBA common stock held in “street name.” You should follow the procedures provided by your bank, broker or other nominee to vote.

13.	How do I know if I’m eligible to vote my shares?

•	WBA shareholders as of the close of business on June 6, 2025 are entitled to vote on the transaction and other matters to be considered at the Special Meeting.

•	Your vote is very important, regardless of the number of shares of WBA common stock that you own.

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If you are eligible to vote at the Special Meeting and hold your shares as a record holder, the definitive proxy statement, proxy card and instructions on how to vote your shares will be sent to you in the mail ahead of the Special Meeting.

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If you hold your shares through a bank, broker or other nominee, then you are a beneficial owner of shares of WBA common stock held in “street name,” and you should follow the procedures provided by your bank, broker or other nominee to vote.

14.	How do I vote my shares?

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If you are a WBA shareholder, you will be mailed a proxy statement and a proxy card that describes each of the proposals to be voted upon at the shareholder meeting and provides detailed instructions on how to vote.

•	Casting your vote is easy. Just follow the instructions included with your proxy materials, which are also set forth below.

•	Here is a quick summary of how to vote:

•	To vote online, first access the voting website printed on your proxy card. Second, enter the control number shown on your proxy card. And finally, vote “FOR” each proposal and submit your vote.

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To vote by telephone, call the telephone number listed on your proxy card, and follow the recorded instructions to cast your vote. You will be asked to provide the control number located on your proxy card.

•	To vote by mail, first mark “FOR” next to each proposal. Next, sign and date the proxy card, and finally, return the marked card in the prepaid envelope provided.

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If your shares of common stock are held in street name, which most employees do, and you do not instruct your broker, bank or other nominee (e.g., Fidelity Investments, affiliates of which are Plan Administrator under the WBA equity incentive plan, 401(k) plan and Employee Stock Purchase Plan) how to vote your shares of common stock, then, because the Special Meeting proposals are “non-routine matters,” your broker, bank or other nominee will not have authority to vote your shares of common stock on the Special Meeting proposals. Therefore, it is very important that you follow the procedures provided by your bank, broker or other nominee in order to vote.

•	You do not need to attend the Special Meeting to vote your shares.

•	If you have any questions or need assistance voting your shares, please don’t hesitate to contact WBA’s proxy solicitor, whose information is included on the proxy card.

•	Additional information can also be found at https://investor.walgreensbootsalliance.com/sycamore-transaction.

15.	How many votes do I have?

•	Each holder of WBA common stock is entitled to cast one vote for each share owned as of the record date for the Special Meeting, June 6, 2025.

•	Remember, your vote is very important, regardless of the number of shares that you own.

16.	Can I change or revoke my vote?

•	If you hold your shares of common stock as a record holder, you may change or revoke your proxy in any one of the following four ways:

•	By re-voting by internet or by telephone;

•	By signing a new proxy card with a date later than your previously delivered proxy card and timely submitting it;

•	By delivering a signed revocation letter to the Corporate Secretary at WBA’s corporate address which states that you have revoked your proxy; or

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By virtually attending the Special Meeting and voting in accordance with the instructions provided in the proxy materials and on the virtual meeting platform (www.virtualshareholdermeeting.com/WBA2025SM).

•	Your latest dated proxy card, whether by internet or telephone vote, is the one that will be counted.

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If you hold shares of common stock in street name by a broker, bank or other nominee, you may change your voting instructions by following the instructions provided by your broker, bank or other nominee.

17.	What if I have questions about the proxy materials or need assistance voting my shares?

•	Please contact WBA’s proxy solicitor Innisfree M&A Incorporated at +1 (877) 750-0666 (from the U.S. and Canada) or +1 (412) 232-3651 (from other countries).

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If your shares of common stock are held in street name, which is the case for most employees, and you have questions regarding next steps, we encourage you to contact Fidelity’s Stock Plan team, who can be reached at +1 (800) 823-0217.

18.	Are there plans to close our Old Post Office (OPO) location?

•	Sycamore is committed to maintaining our global headquarters in Chicagoland, and a long-term presence in the city of Chicago, which includes our office at OPO.

•	We have dedicated team members in our various locations around the world, and we will continue contributing to the communities in which we operate.

19.	Will the WBA stock fund in our 401(k)s be treated the same as WBA stock regarding the buyout?

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Generally, yes. Just like other shares of WBA stock, WBA Stock Fund units in the Retirement Savings Plans will be eligible to receive $11.45 in cash and one DAP right per share, upon the closing of the transaction. A detailed communication from the Walgreens Retirement Savings and Investment Center at Fidelity will be sent to all eligible participants as we near transaction close, which we currently expect to occur in the third or fourth quarter of calendar year 2025.

20.	When can we expect to hear messages from Sycamore?

•	WBA’s and Sycamore’s lawyers are evaluating what is legally allowed, but, at the latest, Sycamore expects to reach out to team members directly at the time the transaction closes.

Additional Information and Where to Find It

In connection with the proposed transaction between Walgreens Boots Alliance, Inc. (the “Company”) and affiliates of Sycamore Partners Management, L.P. (“Sycamore Partners”), the Company has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A relating to its special meeting of stockholders. The Company and certain affiliates of the Company have jointly filed a transaction statement on Schedule 13E-3. The definitive proxy statement and proxy card have been mailed to the Company’s stockholders of record as of the close of business on June 6, 2025. The Company may file or furnish other documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SYCAMORE PARTNERS AND THE PROPOSED TRANSACTION.

Stockholders may obtain free copies of the definitive proxy statement and the Schedule 13E-3 and other documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at investor.walgreensbootsalliance.com under the link “Financials and Filings” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations team by e-mail at Investor.Relations@wba.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is contained in the definitive proxy statement filed with the SEC on June 6, 2025 (https://www.sec.gov/Archives/edgar/data/1618921/000119312525137049/d942554ddefm14a.htm) under the sections entitled “Special Factors—Interests of the Executive Officers and Non-Employee Directors of the Company in the Merger,” “Directors and Executive Officers of the Company” and “Security Ownership of Certain Beneficial Owners and Management.” You may also find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on December 13, 2024. To the extent that holdings of the Company’s securities have changed since the amounts set forth in the proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests is contained in the proxy statement and other relevant materials to be filed with the SEC relating to the proposed transaction. These documents can be obtained (when available) free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “accelerate,” “aim,” “ambition,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “can,” “continue,” “could,” “create,” “enable,” “estimate,” “expect,” “extend,” “forecast,” “future,” “goal,” “guidance,” “intend,” “long-term,” “may,” “model,” “ongoing,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “preliminary,” “project,” “seek,” “should,” “strive,” “target,” “transform,” “trend,” “vision,” “will,” “would,” and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the proposed transaction, our ability to consummate the proposed transaction on the expected timeline or at all, the anticipated benefits of the proposed transaction, and the terms, the impact of the proposed transaction on our future business, results of operations and financial condition and the scope of the expected financing in connection with the proposed transaction. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond our control, that may cause actual results to vary materially from those indicated by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the ability of affiliates of Sycamore Partners to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (iii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals and stockholder approval; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreements, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (vi) the risk that the proposed transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) significant or unexpected costs, charges or expenses resulting from the proposed transaction; (x) potential litigation relating to the proposed transaction that could be instituted against the parties to the transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) uncertainties related to the continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the proposed transaction; (xiv) the risk that the holders of Divested Asset Proceed Rights will receive less-than-anticipated payments or no payments with respect to the Divested Asset Proceed Rights after the closing of the proposed transaction and that such rights will expire valueless; (xv) the impact of adverse general and industry-specific economic and market conditions; (xvi) the possibility that alternative transaction proposals will or will not be made; (xvii) though no such transactions existed, the possibility that, if the Company did not enter into the transaction agreements, it potentially could have, at a later date, attempted to engage in other, unspecified transactions, including restructuring efforts, special dividends or the sale of some or all of the Company’s assets that may have produced a higher aggregate value than that available to the Company’s stockholders in the merger; (xviii) the risk that the Company’s stock price may decline significantly if the merger is not completed; and (xix) other risks described in the Company’s filings with the SEC. Forward looking statements included herein are made only as of the date hereof and the Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.